Exhibit 99.1

NovaBay Pharmaceuticals Announces the Further Adjournment of the Special Meeting of Stockholders

Reconvened meeting adjourned due to insufficient votes to reach the 50% threshold of outstanding common shares voting in favor of Proposal One and Proposal Two

Stockholders who have not voted are strongly encouraged to vote FOR Proposal One and FOR Proposal Two at the Special Meeting to reconvene on January 16, 2025

EMERYVILLE, Calif. (December 19, 2024) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) (“NovaBay” or the “Company”) announces that its Reconvened Special Meeting of Stockholders held on December 18, 2024 has been adjourned until January 16, 2025 at 11:00 a.m. Pacific time to provide stockholders additional time to vote on Proposal One and Proposal Two. Both proposals received significant support based on the shares that have been voted by stockholders but have yet to reach the 50% threshold of favorable votes of all outstanding shares of common stock required to approve each proposal.

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Proposal One is a proposal to approve the sale of Avenova, representing substantially all of the assets of the Company (the “Asset Sale”), pursuant to the Asset Purchase Agreement, dated September 19, 2024, by and between the Company and PRN Physician Recommended Nutriceuticals, LLC.

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Proposal Two is a proposal to approve the liquidation and dissolution of the Company, pursuant to the Plan of Complete Liquidation and Dissolution of the Company (the “Plan of Dissolution”) which, if approved, would authorize the Company to liquidate and dissolve in accordance with the Plan of Dissolution, and pursuant to the discretion of the Board of Directors to proceed with the dissolution.

As of the Special Meeting of Stockholders, approximately 89.3% of the shares that had been voted on Proposal One and 88.2% of the shares that had been voted on Proposal Two were voted in its favor. The Board of Directors continues to believe that the approval of Proposal One and Proposal Two is in the best interests of NovaBay and its stockholders, and one of the leading independent proxy voting advisory groups, Institutional Shareholder Services (“ISS”), recommended that stockholders vote FOR Proposal One and FOR Proposal Two. Proposal One and Proposal Two are further described in the Definitive Proxy Statement, filed with the Securities and Exchange Commission (“SEC”) on October 16, 2024 (the “Special Meeting Proxy Statement”), as supplemented by the Additional Definitive Proxy Soliciting Materials filed on November 6, 2024 and November 12, 2024.

Adjournment of Special Meeting of Stockholders

The adjourned meeting will be held in a virtual format and stockholders will be able to listen and participate in the virtual special meeting, as well as vote and submit questions during the live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com/NBY2024SM and entering the 16‐digit control number included in your proxy card.

NovaBay encourages stockholders as of the record date of October 15, 2024 who have not yet voted their shares on Proposal One or Proposal Two or is uncertain if their shares have been voted on Proposal One or Proposal Two to contact their broker or bank to vote their shares. The Board of Directors and management requests that these stockholders consider and vote their proxies as soon as possible on Proposal One and Proposal Two, but no later than January 15, 2025 at 11:59 p.m. Eastern time.

Stockholders who have previously submitted their proxy or otherwise voted on Proposal One and Proposal Two at the Special Meeting of Stockholders and who do not want to change their vote need not take any action. For questions relating to the voting of shares or to request additional or misplaced proxy voting materials, please contact NovaBay’s proxy solicitor, Sodali & Co, for assistance in voting their shares U.S. Toll Free at (800) 607-0088.

As described in the Special Meeting Proxy Statement, stockholders may use one of the following simple methods to vote their shares of common stock, or change their previously submitted vote, before the January 16, 2025 adjourned meeting with respect to Proposal One or Proposal Two:

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By Internet – www.proxyvote.com. If you have Internet access, you may transmit your voting instructions up until 11:59 p.m., Eastern time, the day before the adjourned Special Meeting date, that is, January 16, 2025. Go to www.proxyvote.com. You must have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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By telephone – 1-800-690-6903. You may vote using any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern time, the day before the adjourned Special Meeting date, that is, January 15, 2025. Call 1-800-690-6903 toll free. You must have your proxy card in hand when you call this number and then follow the instructions.

●	By mail – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Votes must be received by 11:59 p.m. Eastern time on January 15, 2025 to be counted. After this time, votes can only be cast during the adjourned Special Meeting on January 16, 2025 at 11:00 a.m. Pacific time at http://www.virtualshareholdermeeting.com/NBY2024SM.

About NovaBay Pharmaceuticals, Inc.

NovaBay’s leading product Avenova® Lid & Lash Cleansing Spray is often recommended by eyecare professionals for blepharitis and dry eye disease. Manufactured in the U.S., Avenova spray is formulated with NovaBay’s patented, proprietary, stable and pure form of hypochlorous acid. All Avenova products are available directly to consumers through online distribution channels such as Amazon.com and Avenova.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Asset Sale (including the Asset Purchase Agreement, by and between PRN Physician Recommended Nutriceuticals, LLC and the Company, dated as of September 19, 2024 and as amended on November 5, 2024), the potential liquidation and dissolution of the Company and related matters. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the SEC and the Special Meeting Proxy Statement, as supplemented including by the Supplement to the Special Meeting Proxy Statement dated as of November 12, 2024, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Additional Information and Where to Find It

In connection with the solicitation of proxies, on October 16, 2024, NovaBay filed the Special Meeting Proxy Statement with the SEC with respect to the Special Meeting to be held in connection with the Asset Sale and a potential voluntary liquidation and dissolution of the Company. Promptly after filing the Special Meeting Proxy Statement with the SEC, NovaBay mailed the Special Meeting Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the Asset Sale and potential dissolution. Subsequently, the Company filed a Supplement to the Special Meeting Proxy Statement on November 12, 2024. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT NOVABAY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the Special Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by NovaBay with the SEC in connection with the Asset Sale and potential dissolution at the SEC’s website (http://www.sec.gov) or at the Company’s investor relations website (https://novabay.com/investors/) or by writing to NovaBay Pharmaceuticals, Inc., Investor Relations, 2000 Powell Street, Suite 1150, Emeryville, CA 94608. The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

Participants in the Solicitation

NovaBay and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NovaBay’s stockholders in connection with the Asset Sale and the potential dissolution. A list of the names of the directors and executive officers of the Company and information regarding their interests in the Asset Sale and the potential dissolution, including their respective ownership of the Company’s common stock and other securities is contained in the Special Meeting Proxy Statement. In addition, information about the Company’s directors and executive officers and their ownership in the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC on March 26, 2024, as amended on March 29, 2024 and as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.

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Avenova Purchasing Information

For NovaBay Avenova purchasing information:

Please call 800-890-0329 or email sales@avenova.com

Avenova.com

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

510-899-8800

jhall@novabay.com

Investor Contact

Alliance Advisors IR

Jody Cain

310-691-7100
jcain@allianceadvisors.com

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